UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  February 13, 2006


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware                1-2691            13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas         76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))








Item 5.02    Departure of Directors or Principal Officers;
             Election of Directors; Appointment of Principal
             Officers

American Airlines, Inc. is filing herewith a press release issued on February 13, 2006 by AMR Corporation as Exhibit 99.1, which is included herein. This press release was issued to report that James Beer, Senior Vice President - Finance and Chief Financial Officer of American Airlines, Inc. will resign his position effective February 27, 2006, to accept a position with another company.











                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    American  Airlines, Inc.



                                    /s/ Charles D. MarLett
                                    Charles D. MarLett
                                    Corporate Secretary



Dated:  February 14, 2006









                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release










                                        Exhibit 99.1

                              CONTACT:  Lisa Bailey Singleton
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm.@aa.com

FOR RELEASE: Monday, February 13, 2006


          AMR ANNOUNCES DEPARTURE OF CFO JAMES BEER

     FORT WORTH, Texas - AMR Corporation, parent company of American Airlines, announced today that James Beer, the company's senior vice president and chief financial officer, will leave the company to take a position with Symantec, a software company based in Northern California.
     "James has been a great team player, exceptional leader and good friend. He played a key role in the progress we've made under our Turnaround Plan and will be missed," said Gerard Arpey, AMR Chairman and CEO.
     Beer became AMR's chief financial officer in December 2003 after serving in various leadership roles in his 15-year tenure with American.
     Arpey said that the company will begin a search for a successor immediately. Beer will remain with the company as its CFO through the filing of AMR's Annual Report on Form 10-K, including the execution of the CFO's certification of the 10-K.
     "While it is always disappointing to unexpectedly lose an executive of James' exceptional capabilities and leadership, American continues to have one of the strongest management teams in the industry, including a very strong finance department. Given that, we expect a smooth transition."
     "We wish James every success in his new position," said Arpey. "Our focus now will be to select a leader who will help us build on the great progress we've made."







     American Airlines is the world's largest airline. American, American Eagle and AmericanConnection serve 250 cities in over 40 countries with more than 3,900 daily flights. The combined network fleet numbers more than 1,000 aircraft. American's award-winning Web site, AA.com, provides users with easy access to check and book fares, plus personalized news, information and travel offers. American Airlines is a founding member of the oneworldsm Alliance, which brings together some of the best and biggest names in the airline business, enabling them to offer their customers more services and benefits than any airline can provide on its own. Together, its members serve more than 600 destinations in over 135 countries and territories. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AmericanAirlines, American Eagle, AmericanConnection, AA.com and AAdvantage are registered trademarks of American Airlines, Inc. (NYSE: AMR)

                             ###
 Current AMR Corp. releases can be accessed on the Internet.